UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K/A

                               CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Reportable Event: January 22, 1996   Commission file number    1-5039

                             WEIS MARKETS, INC.
           (Exact name of registrant as specified in its charter)

         Pennsylvania                                    24-0755415
(State or other jurisdiction of              (IRS Employee Identification No.)
incorporation or organization)

1000 South Second Street, Sunbury, PA                       17801
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:     717-286-4571


Securities registered pursuant to Section 12(b) of the Act:

                                                   Name of each exchange
     Title of each class                            on which registered

  Common stock, no par value                      New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of class)

                               WEIS MARKETS, INC.

             ITEM 4 Changes in Registrant's Certifying Accountant


The Registrant has made the decision to appoint the accounting firm of Ernst & Young LLP as the principal accountant to audit the Registrant's financial statements.

The decision to change from KPMG Peat Marwick LLP, ("KPMG"), was made on January 22, 1996, and will become effective after the filing of the Registrants Form 10-K for the year ended December 30, 1995.

The report on the financial statements from KPMG for the past two years or any year prior to that period, have not contained an adverse opinion or a disclaimer of opinion. The report has not been qualified or modified as to uncertainty, audit scope, or accounting principles, except for the adoption of Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and No. 109, "Accounting for Income Taxes."

The decision to change the principal accountant was approved by both the Audit Committee and the Board of Directors on January 22, 1996. This decision was based upon a review of competitive bids. The appointment of the principal accountant by the Board of Directors will be submitted to the shareholders for approval at the Annual Meeting.

There have been no disagreements with KPMG on any matter described in Item 304 (a) (1) (iv) and (v) of Regulation S-K during the two most recent fiscal years, any subsequent interim period through the date of dismisal on January
22, 1996, or in any of the years prior to that period.   A letter from KPMG
is attached to this filing.

The Registrant has not consulted with Ernst & Young LLP with respect to accounting issues during the past two years or during any prior years.

                               WEIS MARKETS, INC.

                   ITEM 7 Financial Statements and Exhibits


SEC Exhibit #                     Description                          Page #
    16               Letter from KPMG indicating there are               4
                     no disagreements with this Ammended
                     Form 8-K/A.





                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Weis Markets, Inc.
                                                          (Registrant)



Date:  February 2, 1996                                William R. Mills
                                                       Vice President Finance
                                                       & Secretary

KPMG Peat Marwick LLP
Certified Public Accountants


225 Market Street             Telephone  717 238 7131     Telefax 717 233 1101
Suite 300
P.O. Box 1190
Harrisburg PA 17108-1190





February 2, 1996



Securities and Exchange Commission
Washington, D.C.  20549



Ladies and Gentlemen:

We were previously principal accountants for Weis Markets, Inc. and, under the date of January 27, 1995, we reported on the consolidated financial statements of Weis Markets, Inc. and subsidiaries as of and for the years ended December 31, 1994 and December 25, 1993. On January 22, 1996, our appointment as principal accountants has been terminated effective with the completion of the audit for the year ended December 30, 1995 and the filing of the Annual Report on Form 10-K. We have read Weis Markets, Inc.'s statements included under
Item 4 of it Form 8-K/A dated January 22, 1996, and we agree with such statements, except that we are not in a position to agree or disagree with Weis Markets, Inc.'s statement that Ernst & Young LLP was not engaged regarding the application of accounting principles or the type of audit opinion that might be rendered on Weis Markets, Inc.'s financial statements.


Very truly yours,


KPMG Peat Marwick LLP